UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) November 16, 2004
                                                 (November 15, 2004)


                                  GenTek Inc.
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              (Exact Name of Registrant as Specified in Charter)


  Delaware                      001-14789                        02-0505547
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(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


        90 East Halsey Road, Parsippany, NJ                      0705
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     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (973) 515-3221
                                                     --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 15, 2004, GenTek Inc. (the "Company") issued a press release announcing its earnings for the third quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1 Press Release, dated November 15, 2004, issued by GenTek Inc.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENTEK INC.
                                                -----------------------
                                                (Registrant)


Date:  November 16, 2004                     By: /s/ Matthew M. Walsh
                                                --------------------------
                                               Name:  Matthew M. Walsh
                                               Title: Vice President and Chief
                                                      Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.     Document
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99.1            Press Release, dated November 15, 2004, issued by GenTek Inc.